Exhibit 10.152
                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Agreement") made as of this 20th day of August, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI") and CHANCELLOR SENIOR HOUSING GROUP, INC., a Delaware corporation ("CSHG").

                               W I T N E S S E T H

      WHEREAS, CMI has, on behalf of CSHG, entered into a Purchase and Sale Agreement to acquire a certain parcel of land in North Haven, Connecticut (the "Property"), as copy of which is attached hereto as Exhibit A (as amended to date, the "Purchase Agreement"); and

      WHEREAS, CSHG has, in connection with its potential acquisition and development of the Property, performed certain due diligence, including, without limitation, title review, environmental studies, surveys, and engineering studies (the "Due Diligence"); and

      WHEREAS, CSHG desires to assign its rights and obligations under the Purchase Agreement to CMI and CMI desires to assume such rights and obligations; and

      WHEREAS, CSHG desires to transfer to CMI, and CMI desires to acquire from CSHG, all of CSHG's right, title and interest in, to and under any and all materials prepared by or for CSHG with respect to the Due Diligence (the "Due Diligence Materials"), including, without limitation, the materials identified on Exhibit B attached hereto.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. In consideration of $100,000, paid this day by CMI, CSHG hereby assigns, sets over and transfers unto CMI to have and to hold from and after the date hereof, all of the right, title and interest of CSHG in, to and under (a) the Purchase Agreement and the Property, and (b) the Due Diligence Materials, and CMI hereby accepts the within assignment and assumes and agrees with CSHG, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Purchase Agreement on the part of CSHG thereunder to be performed on and after the date hereof.

      2. CSHG hereby warrants and represents that (a) the Purchase Agreement is in full force and effect, (b) CSHG has not received any notice of default with respect to the Purchase Agreement, (c) the document or documents attached hereto as Exhibit A constitute a true, correct and complete copy of the Purchase Agreement and (d) CSHG has obtained any and all consents needed in connection with the matters contemplated

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            hereby, including, without limitation, any and all consents required under the Purchase Agreement.

      3. CSHG hereby covenants and agrees to take such further actions as CMI deems reasonably necessary to enable CMI to receive the benefits contemplated by this Agreement.

      4. CMI hereby acknowledges and agrees that the Due Diligence Materials are conveyed by CSHG without any representation or warranty of any kind.

      5. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and CSHG.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CHANCELLOR SENIOR HOUSING
                                    GROUP, INC.


                                    By: /s/ Abraham D. Gosman
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: David B. Currie
                                        ----------------------------------------
                                        Name: David B. Currie
                                        Title: Senior Vice President
                                        hereunto duly authorized